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                                                                    EXHIBIT 99.1



                       CERTIFICATION PURSUANT TO 18 U.S.C.
                      SECTION 1350, AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned certifies that:

(1) The Quarterly Report on Form 10-Q of SPSS Inc. for the period ended September 30, 2002, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), fully complies with the requirements of
    Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of SPSS Inc.



Date:    November 14, 2002                 By: /s/ JACK NOONAN
                                               ---------------------------------
                                           Jack Noonan
                                           President and Chief Executive Officer